EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Elson S. Floyd
Signature

Elson S. Floyd
Name

Director
Title

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Richard B. Iott
Signature

Richard B. Iott
Name

Director
Title

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Joel A. Levine
Signature

Joel A. Levine
Name

Director
Title

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 2,000,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Incentive Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 12, 2001	/s/ Russell H. VanGilder, Jr.
Signature

Russell H. VanGilder, Jr.
Name

Director
Title